Exhibit 99.1
JUNIATA VALLEY FINANCIAL CORP. 2023 ANNUAL MEETING MAY 16, 2023 STAYING THE COURSE Exhibit 99.1

Shareholders’ Business Meeting Chairman, Timothy Havice

Agenda • Call to Order • Rules of Conduct • Introduction of Members of the Board of Directors • Determine Presence of Quorum, Approval of Minutes, Appointment of Judges of Election • Nominations • Management’s Presentation – “Staying the Course” • Questions/Comments • Voting Tabulation • Adjournment

Board of Directors • Chairman, Timothy I. Havice • Vice Chairman, Martin L. Dreibelbis • Bradley J. Wagner • Marcie A. Barber • Gary E. Kelsey • Michael A. Buffington • Dr. Richard M. Scanlon • Joseph B. Scarnati III • Steven C. Sliver • Christina Calkins-Mazur

Meeting Business • Determine Presence of Quorum, Approval of Minutes, Appointment of Judges of Election • Election of Directors • “Say on Pay”

Forward Looking Statements This presentation may contain “forward looking” information as defined by the Private Securities Litigation Reform Act of 1995. When words such as “believes”, “expects”, “anticipates” or similar expressions are used in this presentation, Juniata is making forward-looking statements. Such information is based on Juniata’s current expectations, estimates and projections about future events and financial trends affecting the financial condition of its business. These statements are not historical facts or guarantees of future performance, events or results. Such statements involve potential risks and uncertainties and, accordingly, actual results may differ materially from this forward-looking information. Many factors could affect future financial results. Juniata undertakes no obligation to publicly update or revise forward looking information, whether as a result of new or updated information, future events, or otherwise. For a more complete discussion of certain risks and uncertainties affecting Juniata, please see the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations – Forward-Looking Statements” set forth in the Juniata’s filings with the Securities and Exchange Commission.

Staying the Course President and CEO Marcie A. Barber EVP and CFO Michael W. Wolf

Year-over-Year Comparative Financial Results Balance Sheet • Loan Growth • Deposit Mix • Short-term Borrowing • Securities Portfolio Restructuring Income Statement • Loan Recoveries and PPP fees • Interest rate increases • Non-interest expense containment 2022 Highlights Earnings Highlights 2022 2021 Net Income $8,320,000 $6,604,000 Return on Average Assets 1.02% 0.81% Return on Average Equity 16.59% 8.97% Net Interest Margin (fully tax equivalent) 3.10% 2.83% Loans to Deposits 68.10% 59.05% Efficiency Ratio 64.05% 75.90% Earnings per Share, diluted $1.66 $1.32

Ten Year Growth in Assets $448,782 $480,529 $583,928 $580,354 $591,945 $625,236 $670,632 $793,718 $810,518 $830,875 $400,000 $450,000 $500,000 $550,000 $600,000 $650,000 $700,000 $750,000 $800,000 $850,000 $900,000 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 At Year End, In thousands $

Ten Year Growth in Deposits $379,645 $380,884 $457,126 $455,822 $477,668 $521,722 $531,937 $622,866 $708,447 $711,512 $300,000 $350,000 $400,000 $450,000 $500,000 $550,000 $600,000 $650,000 $700,000 $750,000 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 At Year End, In thousands $

Diversified Deposit Base

- Stable and growing core deposit base.
- Deposits boosted by government stimulus payments early 2021.
- Rapid time deposit growth in Q4 2022 and 2023.
- Deposit mix remains relatively consistent over time, trending toward time deposits from more liquid transaction accounts in the recent rate environments.
- Deposit growth in Q1 2023 while most community banks experienced deposit run-off.

	Dec-19	Dec-20	Dec-21	Dec-22	Mar-23
Total Deposits (in thousands)	**$532,017**	**$622,866**	**$708,447**	**$711,512**	**$724,257**
Noninterest-Bearing Demand	$134,783	$168,115	$182,022	$199,131	$200,044
Interest-Bearing Demand	$97,263	$115,652	$170,210	$162,917	$153,052
Money Market	$52,895	$60,816	$70,764	$64,111	$52,668
Savings	$96,980	$123,572	$142,187	$143,082	$139,279
Time Deposits	$150,096	$154,710	$143,264	$142,271	$179,214
Total Deposit Growth		**17.1%**	**13.7%**	**0.4%**	**1.8%**

Percentage of Total Deposits	Dec-19	Dec-20	Dec-21	Dec-22	Mar-23
Noninterest-Bearing Demand	25.3%	27.0%	25.7%	28.0%	27.6%
Interest-Bearing Demand	18.3%	18.6%	24.0%	22.9%	21.1%
Money Market	9.9%	9.8%	10.0%	9.0%	7.3%
Savings	18.2%	19.8%	20.1%	20.1%	19.2%
Time Deposits	28.2%	24.8%	20.2%	20.0%	24.7%



Deposit Mix as of March 31, 2023
24.7%
Time Deposits
27.6%
Non-Interest Bearing Demand
Savings
19.2%
Interest Bearing Demand
21.1%
Money Market
7.3%

Loan Diversification

- Loan growth of 18.2% (net of PPP loans) in 2022
  - Commercial real estate loan growth through strategic partnerships
  - Residential mortgage loan growth for the first time in nearly 10 years
- Robust growth without sacrificing asset quality
- Relatively stable loan segmentation

	Dec-19	Dec-20	Dec-21	Dec-22	Mar-23
Total Loans (in thousands)	**$400,590**	**$417,661**	**$418,303**	**$484,512**	**$488,497**
Real Estate Mortgage	$152,278	$141,438	$131,754	$150,290	$152,746
Construction Loans	$46,710	$61,051	$43,281	$50,748	$53,053
Commercial Real Estate	$124,622	$122,698	$159,806	$199,206	$198,558
Commercial Business	$51,785	$68,057	$62,639	$61,458	$59,090
Municipal Loans	$16,377	$18,550	$16,323	$18,770	$21,012
Personal Consumer	$8,818	$5,867	$4,500	$4,040	$4,038
Net Loan Growth		**4.3%**	**0.2%**	**15.8%**	**0.8%**

Percentage of Total Loans	Dec-19	Dec-20	Dec-21	Dec-22	Mar-23
Real Estate Mortgage	38.0%	33.9%	31.5%	31.0%	31.3%
Construction Loans	11.7%	14.6%	10.3%	10.5%	10.9%
Commercial Real Estate	31.1%	29.4%	38.2%	41.1%	40.6%
Commercial Business	12.9%	16.3%	15.0%	12.7%	12.1%
Municipal Loans	4.1%	4.4%	3.9%	3.9%	4.3%
Personal Consumer	2.2%	1.4%	1.1%	0.8%	0.8%


Loan Segments as of March 31, 2023
Municipal
4.3%
0.8%
Personal Consumer
Commercial Business
12.1%
Real Estate Mortgage
31.3%
Commercial Real Estate
40.6%
10.9%
Construction Loans

Credit Quality and Coverage • Reserves 0.50% 0.11% 0.05% 0.04% 0.01% 0.00% 0.10% 0.20% 0.30% 0.40% 0.50% 0.60% YE 2019 YE 2020 YE 2021 YE 2022 Q1 2023 Non-Performing Loans as % of Total Loans 0.98% 1.23% 0.99% 0.90% 1.10% 0.70% 0.80% 0.90% 1.00% 1.10% 1.20% 1.30% YE 2019 YE 2020 YE 2021 YE 2022 Q1 2023 Total Reserves for Loans as % of Total Loans (excluding PPP Loans) 0.12% 0.10% 0.04% 0.01% 0.00% 0.00% 0.05% 0.10% 0.15% YE 2019 YE 2020 YE 2021 YE 2022 Q1 2023 Net (Charge-Offs) Recoveries as % of Avg Loans • Minimal Non-Performing Loans • Low Charge-Offs • Net Recoveries Providing Funding for Reserves ALL / ACL (in thosands) Dec-19 Dec-20 Dec-21 Dec-22 Mar-23 Total Loans $ 400,590 $ 422,661 $ 418,303 $ 484,512 $ 488,497 PPP loans - 28,377 10,132 4 3 Total Loans (excluding PPP) $ 400,590 $ 394,284 $ 408,171 $ 484,508 $ 488,494 Allowance for loan/credit losses 2,961 4,094 3,508 4,027 5,374 Credit reserve on purchsed loans 964 741 533 345 - Total reserves $ 3,925 $ 4,835 $ 4,041 $ 4,372 $ 5,374 Reserve coverage ratio 0.98% 1.23% 0.99% 0.90% 1.10% Non-performing loans (in thosands) Dec-19 Dec-20 Dec-21 Dec-22 Mar-23 Non-performing loans $ 2,022 $ 444 $ 226 $ 179 $ 51 Non-performing loan ratio 0.50% 0.11% 0.05% 0.04% 0.01% Net (charge-offs) / recoveries (in thosands) Dec-19 Dec-20 Dec-21 Dec-22 Mar-23 Net (charge-offs) / recoveries $ 500 $ 412 $ 183 $ 64 $ (1) Average loans 408,320 413,251 423,285 441,970 486,277 Charge-off / (recovery) ratio 0.12% 0.10% 0.04% 0.01% (0.00)%

Regulatory Capital • JVB is Well Capitalized • Tier One Risk-Based Capital 12.3% vs Min. Requirement plus Capital Conservation Buffer of 8.5% • Total Risk-Based Capital 13.0% vs Min. Requirement plus Capital Conservation Buffer of 10.5% Liquidity • Liquid Assets 23% of Total Assets • Contingent Sources of Liquidity 29% of Total Assets Dividend Yield • Current Dividend Yield 5.5% Capital and Liquidity at December 31, 2022

• Responsible loan and deposit pricing • Net interest margin compression • Path Valley branch acquisition • Core deposits • Potential for expanded loan relationships • Core processing conversion in early 2024 • More efficient and technology friendly platform • Impact of People • Directors • Senior Team • Whole Team Moving Forward in 2023

2023 First Quarter Financial Results Earnings Highlights 2023 Quarter 1 2022 Quarter 1 Net Income $1,733,000 $2,115,000 Return on Average Assets 0.83% 1.04% Return on Average Equity 18.80% 12.55% Net Interest Margin (fully tax equivalent) 2.87% 3.17% Loans to Deposits 67.45% 57.23% Efficiency Ratio 67.32% 66.63% Earnings per Share, diluted $0.35 $0.42

Chairman of the Board Timothy I. Havice

Questions / Comments This presentation will be filed with the SEC on a Form 8-K

Vote Tabulation Report Lisa Snyder

JUNIATA VALLEY FINANCIAL CORP. 2023 ANNUAL MEETING MAY 16, 2023 Meeting Adjournment